UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2005

King Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Tennessee (State or other jurisdiction of incorporation)	0—24425 (Commission File Number)	54-1684963 (IRS Employer Identification Number)

501 Fifth Street, Bristol, Tennessee (Address of principal executive offices)	37620 (Zip Code)

Registrant’s telephone number, including area code: 423-989-8000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Item 2.02. Results of Operations and Financial Condition.

     Furnished as Exhibit 99.1 is a copy of the press release of King Pharmaceuticals, Inc. which was issued on February 22, 2005.

     Item 9.01. Financial Statements and Exhibits

     (c) Exhibits.

     The following exhibit is furnished pursuant to Item 2.02, is not considered “filed” under the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any of the previous or further filings of King Pharmaceuticals, Inc. under the Securities Act of 1933, as amended, or the Exchange Act:

Exhibits:

Exhibit
Number	Description of Exhibit
99.1	Press Release of King Pharmaceuticals, Inc. dated February 22, 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 22, 2005	KING PHARMACEUTICALS, INC.

	By:	/s/ James R. Lattanzi
James R. Lattanzi
Chief Financial Officer